UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             ---------------------

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 1, 2005

                              PUBLIC STORAGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

            CALIFORNIA                   1-8389                 95-3551121
  (State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
         of Incorporation)                                  Identification No.)

701 WESTERN AVENUE, GLENDALE, CALIFORNIA                        91201-2349
(Address of Principal Executive Offices)                        (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01  REGULATION FD DISCLOSURE.

      On August 1, 2005, Public Storage, Inc. (the "Company") issued a press release announcing that the Company had made a proposal for the combination of the Company and Shurgard Storage Centers, Inc. ("Shurgard") in which each share of Shurgard's common stock would be exchanged for 0.8 shares of the Company's common stock. A copy of the press release, with attachments, is attached as
Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      (C)   EXHIBITS

Exhibit 99.1--Press release dated August 1, 2005



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005

                                                PUBLIC STORAGE, INC.


                                                By: /s/ John S. Baumann
                                                   ----------------------------
                                                   John S. Baumann
                                                   Senior Vice President &
                                                   Chief Legal Officer